Exhibit 99.1

1 COHBAR, INC. Meeting with Investors Vancouver, B.C. April 8, 2015

2 COHBAR, INC. This presentation includes forward - looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future plans, intentions, expectations, business prospects and opportunities. Examples of such forward - looking statements include: statements regarding our research plans and timelines, anticipated outcomes and timing of our research programs, IND - enabling activities and pre - clinical and clinical trials for our MBTs; expectations regarding the future market for any drug we may develop; expectations regarding the growth of MBTs as a significant future class of drug products; statements regarding the anticipated therapeutic properties of our MBTs; expectations regarding our ability to effectively protect and expand our intellectual property; statements concerning perceived competitive advantages and our ability to defend competitive advantages; and expectations regarding our ability to attract and retain qualified employees and key personnel. These statements reflect management’s current beliefs and are based on information currently available to management. A number of factors could cause actual results to differ materially from the results discussed in the forward - looking statements including, but not limited to, our ability to retain key personnel, expand our research operations and successfully advance our research programs. Although the forward - looking statements contained in this presentation are based upon what management believes to be reasonable assumptions, management cannot assure that actual results will be consistent with these forward - looking statements. Investors should not place undue reliance on forward - looking statements. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission and applicable Canadian securities regulators, which are available on our website, and at www.sec.gov or www.sedar.com. The forward - looking statements and other information contained in this presentation are made as of the date hereof and CohBar, Inc. does not undertake any obligation to update publicly or revise any forward - looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. Legal Disclaimer

3 COHBAR, INC. Live Longer, Live Well (video clip) American Federation for Aging Research (AFAR) www.afar.org

4 COHBAR, INC. • Live Longer, Live Well - AFAR Video • Introductions - Albion Fitzgerald (Chairman) • How to die young at a very old age - Nir Barzilai (Founder ) • Break • CohBar Science - Ken Cundy (CSO) • CohBar Business - Jon Stern (CohBar CEO) Agenda

5 COHBAR, INC. Pinchas Cohen, MD • Dean of the Davis School of Gerontology at the University of Southern California • Executive Director of the Ethel Percy Andrus Gerontology Center • William and Sylvia Kugel Dean’s Chair in Gerontology • Recipient of n umerous awards for research, including the National Institute of Aging “EUREKA” - Award, the NIH - Director - Transformative RO1 - Grant and the Glenn Award for Research in Biological Mechanisms of Aging • Dr. Cohen holds an MD degree from the Technion Israel Institute of Technology • Postdoctoral training at Stanford University Nir Barzilai , MD • Dr. Barzilai is the Director of: the Institute for Aging Research, the Paul F. Glenn Center for Biology of Human Aging Research and the NIH Nathan Shock Center of Excellence in the Basic Biology of Aging • Recipient of the Beeson Fellowship for Aging Research , the Ellison Medical Foundation Senior Scholar in Aging Reward , the Paul F. Glenn Foundation Award , the NIA Nathan Shock Award and the 2010 Irving S. Wright Award of Distinction in Aging Research • Dr. Barzilai holds an MD degree from the Technion Israel Institute of Technology John Amatruda , MD • Former SVP and Franchise Head for Diabetes and Obesity at Merck Research Laboratories where he lead the development and regulator approvals of Januvia and Janumet for Type 2 Diabetes • Previously Dr. Amatruda founded and managed a drug discovery group at Bayer Corporation, where he was VP and Therapeutic Area Research Head for Metabolic Disorders research David Sinclair, PhD • Professor in the Genetics Department at Harvard Medical School, Co - Director of the Paul F. Glenn Laboratories for Biological Mechanisms of Aging and a Professor in the Physiology and Pharmacology Department at the University of New South Wales • Co - founder of Sirtris Pharmaceuticals (NASDAQ:SIRT) and Genocea Biosciences (NASDAQ:GNCA) The Founders

6 COHBAR, INC. Jon Stern, MBA Chief Executive Officer • Senior business executive with over 30 years of diversified management experience • COO of The Key Worldwide, EVP of Integrated China Media and VP of IMC, a division of Kaufman and Broad, CEO and Founder of Cine Coasters, Inc., acquired by division of Liberty Media • B.S. in Business Administration from The University of California, Berkeley • MBA from Marshall School of Business at the University of Southern California Kenneth Cundy , PhD Chief Scientific Officer • Joined CohBar in November 2014 as Chief Scientific Officer (CSO) • CSO and SVP for Xenoport , Inc. (NASDAQ:XNPT) • Senior director of biopharmaceutics at Gilead Sciences • Principal research investigator at Sterling Drug, a division of Eastman Kodak • B.S. in pharmacy from the University of Manchester • Registered as a pharmacist in the UK • Ph.D. in pharmaceutical sciences from the University of Kentucky • Postdoctoral training in biochemistry at the University of California, Berkeley Jeffrey Biunno , CPA Chief Financial Officer • 25 years of experience with small, medium and large capitalization companies • CFO of Manage IQ (acquired by Red Hat) • VP & Controller of Dialogic and VP & Controller of Novadigm , Inc. (NASDAQ:NVDM) • MBA from Montclair State University • Certified Public Accountant, licensed in the State of New Jersey Management

7 COHBAR, INC. Albion Fitzgerald Chairman • Over 45 years of experience in the technology sector • Member of the board of directors since May 2014 and appointed chairman in July 2014 • Previously CEO and Chairman of ManageIQ , Inc., Co - Founder, CEO and Chairman of Novadigm , Inc. (NASDAQ: NVDM) and Founder and CEO of Telemetrix , Inc. Marc Goldberg Director • Joined the board of directors in November 2014 and Managing Director at BioVentures Investors (life science focused venture and private equity investment firm) • Previously on the board of directors of Enanta Pharmaceuticals (NASDAQ: ENTA), President & CEO of the Massachusetts Biotechnology Research Institute, founding President of the Massachusetts Biotechnology Council and VP, Finance & Corporate Development, CFO and Treasurer of Safer, Inc. • AB (Harvard), JD (Harvard Law School) and MBA (Harvard Business School) Jon Stern Director • Joined the board of directors in May 2014 Nir Barzilai , MD Director • Co - founder and has served on the board of directors since 2009 Pinchas Cohen, MD Director • Co - founder and has served on the board of directors since 2009 Board of Directors

8 COHBAR, INC. How to Die Young at a Very Old Age CohBar Founder Nir Barzilai M.D. Professor of Medicine and Genetics Director: Institute for Aging Research PI: Glenn Center for the Biology of Human Aging The Nathan Shock Center of Excellence in the Biology of Aging Albert Einstein College of Medicine

9 COHBAR, INC. Kidney disease 10000 1000 100 10 1 0 100000 Deaths per 100,000 per year Heart disease Cancer Stroke Emphysema Pneumonia Diabetes Accidents Alzheimer’s Aging is the major risk factor for death from all chronic diseases Source: NIH

10 COHBAR, INC. AGING CELLS AGING GENOME AGING METABOLISM Longevity • Healthy life - span has been extended by genetic ( GH/IGF - 1 ), environmental and drug interventions in numerous models • Relevant drugs have been used in humans ( Metformin , Acarbose , Rapalogs , etc.) • Aging is not an FDA indication What is the evidence for success in the goal of delaying aging?

11 COHBAR, INC. Do humans age at different rates?

12 COHBAR, INC. Graph ©Mark Collins - Glenn Foundation Lifespan vs. Healthspan

13 COHBAR, INC. Exceptional and Healthy Longevity

14 COHBAR, INC. http:// www.einstein.yu.edu /centers/aging/longevity - genes - project/ Irving Kahn (video clip)

15 COHBAR, INC. 0 5,000 10,000 15,000 20,000 25,000 60-70 Yo >100 Yo 24,000 8,000 Centers for Disease Control: Most Recently Available Data Centenarians end - of - life medical costs are Significantly lower

16 COHBAR, INC. • Overweight /obese: 48% 44% • Smoking: 60% 30% • Alcohol (daily): 24% 12% • Physical activity , 43% 47% (walking, bicycling, housework) • Vegetarians: 2.6 % Centenarians Men Women Swapnil Rajpathak , Jill Crandall, J Am Geriatr Soc. 2011 Aug 3 ‘ Environmental ’ risk Centenarians: Interaction with the environment (n=477, 75% female)

17 COHBAR, INC. Jay Leno – Tonight Show (Video Clip) http:// www.nbc.com /the - tonight - show/classic/jay - leno/episodes

18 COHBAR, INC. 0 5 10 15 20 25 30 35 40 Diabetes Mellitus (%) Miocardial Infarction (%) Stroke (%) Prevalence in population Hypertension (% ) JAGS 2004; 52:274 P O C ** ** ** ** Centenarians Offspring (~70 yrs old) Control (~70 yrs old) ** p<0.01 Offspring are less likely to have age - related diseases than controls

Diminished GH/IGF-1 and longevity (led to the founding of CohBar)



Small dogs live longer than large dogs


A
Wild type
B
daf-2

Longer lifespan in daf-2 mutants


a

$Ghr^{-/-}$, lit/lit, GHA, Wt, bGH

↑ Longevity ↓



Ponies live longer than thoroughbreds

Genotyping IGF1R Mutations 700 subjects revealed 9 centenarians vs. 1 control (~2%) harbor nonsynonymous mutations ($p<0.02$) and carriers have higher IGF-I (($p<0.04$) and tend to be shorter. PNAS-….Barzilai &Cohen….

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20 COHBAR, INC. mitochondria nucleus Cell Membrane CohBar : From the DNA of the Nucleus to the DNA of the mitochondria Genome of mitochondria and mitochondrial - derived peptides (MDPs): A N ew U ntapped Field in Biology

21 COHBAR, INC. Originally a bacteria, helped survive oxidative environment and provides for energy (ATP)! Mitochondrial function declines with age Mitochondrial dysfunction is common in many diseases (i.e. diabetes and neurodegeneration ) Mitochondria are key to cell energy, metabolism & life - cycle Mitochondria: Overview

22 COHBAR, INC. 24 amino acid peptide transcribed from within the mitochondrial DNA • Produced from the mitochondria • Expressed and secreted • Present in tissues • Detected in spinal fluid, and Plasma • P rotects against cell death and Alzheimer’s • R egulator of glucose metabolism Humanin : The First M itochondrial Peptide

23 COHBAR, INC. Frieda’s 100 birthday: Humanin levels over 2000!

24 COHBAR, INC. Humanin declines with aging but is higher in offspring of centenarians when compared to an age and gender matched control group Humanin is lower in humans with poor endothelial function, a major risk factor cardiovascular diseases Humanin as an indicator of healthy aging Offspring with Familial Exceptional Longevity Humans with Normal Endothelial Function Control 0 100 200 300 400 500 600 700 Humanin (pg/ml) P<0.03 Offspring 0 500 1000 1500 2000 Poor Humanin (pg/ml ) Normal P<0.03 Endothelial Function

25 COHBAR, INC. Questions?

26 COHBAR, INC. CohBar Science Ken Cundy (Chief Scientific Officer)

27 COHBAR, INC. Mitochondria are components within the cell that produce energy and regulate cell death in response to signals received from the cell. Mitochondrial Genomics: • Mitochondria are the only cell components besides the nucleus that have their own DNA. • Until recently, scientists believed the mitochondrial genome contained only 37 genes. • Research by our founders has revealed that the mitochondrial genome has dozens of distinct new genes that encode peptides (small amino acid chains), which we refer to as Mitochondrial - Derived Peptides, or “MDPs .” Mitochondrial Biology and Genomics

MDP's – A New Untapped Field of Biology

MDP's are a diverse and largely unexplored collection of peptides with potentially beneficial biological effects.

MDP Biological Effects:

- Influence cellular activities by acting as messengers between cells, triggering intra-cellular changes
- Metabolic effects, neuro-protective effects, cyto-protective effects and anti-inflammatory effects
- Humanin, the first MDP discovered in 2001 by Dr. Cohen (CohBar co-founder) and others:
    - has protective effects in various animal models of Alzheimer's disease, atherosclerosis, myocardial and cerebral ischemia, and Type 2 Diabetes

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29 COHBAR, INC. MDP’s have the potential to lead to novel mitochondria - based therapeutics (MBTs) for a number of diseases with significant unmet medical needs. 1. MOTS - c • P lays a significant role in regulation of metabolism • Potential source of MBTs to treat T ype 2 Diabetes, obesity, and fatty liver. 2. SHLP - 6 • Suppresses cancer progression in mice • Potential source of MBTs to treat prostate and breast cancer 3. SHLP - 2 • Protects neuronal cells from toxicity in vitro • Potential source of MBTs for the treatment of Alzheimer's disease. 4. Humanin / Humanin Analogs • Effective in animal models of Type 2 Diabetes, neurodegeneration, etc. • Potential source of MBTs to treat a variety of diseases C ohBar Founders’ MDP Discoveries

30 COHBAR, INC. CohBar MBT Optimization Process: • Synthesis of analogs of native MDP • Physicochemical Properties • Solubility • Chemical stability • Resistance to Enzymatic Degradation • Stability in tissues • Efficacy • In vitro cell - based assays • In vivo disease models • Pharmacokinetics • Half - life, distribution, elimination MBT Optimization MDP MBT MDP Optimization and Development into Mitochondria - Based Therapeutics (MBTs)

31 COHBAR, INC. MOTS - c Glucose Regulation Fatty Acids Amino Acids Cell Death DNA Synthesis Mitochondrial Metabolism CohBar MDP: MOTS - c A Key Regulator of Metabolism

32 COHBAR, INC. Soleus Muscle 2 - DG Uptake (3 mo. Vs 12 mo. Mice) MOTS - c reverses age - dependent insulin resistance in mice MOTS - c prevents weight gain in mice on a high fat diet The Company plans to advance research on MOTS - c and novel MBT analogs of MOTS - c as our lead program, which we believe has the potential to lead to a commercially successful drug for the treatment of type 2 diabetes, obesity, and other indications. CohBar MDP: MOTS - c

33 COHBAR, INC. 0 0.2 0.4 0.6 0.8 1.0 1.2 Control staining intensity (CD31) P = 0.004 0 1 2 3 4 5 6 7 Control SHLP - 6 staining intensity (TUNEL) P = 0.03 Increased Cancer Cell Death Reduced Tumor Blood Vessel Development SHLP - 6 * P< 0.01 Injection day * * * * * SHLP - 6 Control Scrambled Peptide 0 1 2 3 4 5 1 2 3 4 5 6 cm 3 Reduced Tumor Growth The Company plans to advance its research on SLHP - 6 and novel MBT analogs of SHLP - 6 with the potential for the treatment of cancer. SHLP - 6 blocks tumor growth by killing cancer cells and reducing their blood supply R CohBar MDP: SHLP - 6

CohBar MDPs – Diseases and Patents

The Company has developed an IP position and operational plan intended to allow for proprietary exploitation and protection of its drug candidates:

			Therapeutic Activities / Method of Use Claims						
	Granted / Filed	Composition Claims	Type 1 Diabetes	Type 2 Diabetes	Obesity	Fatty Liver	Cancer	Alzheimer's	Atherosclerosis
MOTS-c	Filed	✓	✓	✓	✓	✓	✓		
SHLP-6	Filed	✓					✓		
SHLP-2	Granted	✓	✓	✓				✓	
Humanin Analogs	Granted	✓		✓					
Humanin Analogs	Two Granted		✓						
Humanin & Humanin Analogs	Filed								✓

***CohBar** is the **exclusive licensee** from the Regents of the University of California and the Albert Einstein College of Medicine to four issued US patents and four US and international patent applications directed to compositions comprising MDPs and MDP analogs and methods of their use in the treatment of indicated diseases.*

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35 COHBAR, INC. The Company’s drug discovery efforts are centered on the identification of MDPs that have potential for further development as MBT drug candidates for these major diseases: Type 2 Diabetes and Obesity – The World Health Organization (“WHO”) reports that over 346 million people worldwide suffer from diabetes, of which 90% is Type 2 Diabetes. Cancer – WHO estimates that in 2012, there were 14.1 million new cancer cases diagnosed, 8.2 million cancer deaths and 32.6 million people living with cancer worldwide. Alzheimer's Disease – The Alzheimer’s Association® reports that an estimated 5.2 million Americans suffered from Alzheimer’s disease in 2013, and that by 2025 an estimated 7.1 million Americans will be afflicted by the disease, an approximate 40 percent increase from currently affected patients. Cardiovascular Disease – Atherosclerosis, commonly referred to as a “hardening” or furring of the arteries, is the major underlying risk factor for CVD and heart attacks . WHO estimates 17 million people died from CVD in 2008 and more than 23 million will die annually of CVD by 2030. CohBar is evaluating current drugs and pipelines of biotech/ pharma across a spectrum of medical needs in order to determine the best market opportunities and target indications for CohBar’s MBT’s. CohBar’s Targets – Large Medical N eeds

36 COHBAR, INC. Source: Evaluate Pharma, 2015 • $ 60 billion market by 2020 • Some drugs sell ̴$billions/year Type 2 Diabetes Worldwide Market (MOTS - c and Humanin Analogs)

37 COHBAR, INC. Source: Evaluate Pharma, 2015 • Rapidly growing market projected to more than triple to ca. $4B by 2020 Obesity Worldwide Market (MOTS - c)

38 COHBAR, INC. Prostate Cancer Breast Cancer Source: Evaluate Pharma, 2015 • >$12 billion by 2020 • >$25 billion by 2020 Cancer Worldwide Markets (MOTS - c and SHLPs)

39 COHBAR, INC. Source: Evaluate Pharma, 2015 • Growing market; lack of treatments • >$ 7 billion by 2020 Alzheimer’s Disease Worldwide Market (SHLPs)

40 COHBAR, INC. Source: Evaluate Pharma, 2015 • Large market >$40 billion • Growth affected by generics Cardiovascular Disease Worldwide Market ( Humanin Analogs)

41 COHBAR, INC. Selection of an MBT drug candidate: • Evaluation of existing MDPs and any newly discovered MDPs • Determination of initial activity in efficacy models • Prioritization of potential lead molecules • Synthesis of new analogs (MBTs) • Iterative evaluation of stability , pharmacokinetics, and efficacy • Selection of an MBT candidate for IND - enabling activities Completion of IND - enabling activities: • Preclinical testing (toxicology, safety pharmacology, genetic toxicity, pharmacokinetics) • GMP manufacturing and stability of drug substance and formulation • F iling and clearance of an Investigational New Drug (IND) application with the FDA to allow subsequent clinical trials CohBar Objectives

42 COHBAR, INC. CohBar Business Jon Stern (Chief Executive Officer)

43 COHBAR, INC. CohBar 2014 – Statement of Operations

44 COHBAR, INC. CohBar Balance Sheet, 12/31/2014

45 COHBAR, INC. CohBar – 2014 Accomplishments • Research and Development: CohBar Lab, CRO’s, Academia • Management T eam : Search and hire of Ken Cundy (CSO) • Corporate Governance: Expanded Board, Albion Fitzgerald and Marc Goldberg Engaged auditors, Marcum LLP (May) • Financing(s): Series B Preferred (April) Engaged Haywood & Company as underwriters (August) Series B Puts (October) IPO Execution • Regulatory: SEC and SEDAR filings

46 COHBAR, INC. I ncreasing investment in R&D • New Laboratory and capital equipment • Adding Scientific Staff: Hiring experienced scientists and lab technicians • Establishing relationships with domain specific leading scientific consultants • Expanding our academic research collaborations • Increasing in - vitro and in - vivo activities with CRO’s and academic partners Increasing G&A Spending – corporate investment • Expanding IP patent protection and international coverage • Strategic marketing for CohBar’s leadership in age - related diseases, MBTs • Investor Relations, expanding shareholder base • Public company compliance, regulatory filings CohBar Operating Plan, 2015

CohBar 1st Quarter 2015 Update

- Completed $11.25M IPO and concurrent $2.70M private placement
- Established new CohBar Lab in Menlo Park, California
- Initiated work under CohBar-USC Sponsored Research Agreement
- Engaged MacDougall Biomedical Communications for Corporate Strategy and Investor Relations
- Feature article on CohBar lead peptide MOTS-c authored by CohBar founder Dr. Cohen, published in Cell Metabolism magazine
- 2014 audit completed, 10-K filed

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MOTS-c paper authored by Dr. Cohen and USC colleagues featured in Cell Metabolism


Cell Metabolism
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The Mitochondrial-Derived Peptide MOTS-c Promotes Metabolic Homeostasis and Reduces Obesity and Insulin Resistance
Lee et al.
Preview by Zarse and Ristow
MOTS-c


Article

Cell Metabolism

The Mitochondrial-Derived Peptide MOTS-c Promotes Metabolic Homeostasis and Reduces Obesity and Insulin Resistance

Graphical Abstract

Authors

Correspondence

In Brief

Highlights

CellPress

Major Findings for MOTS-c:

- Originates in mitochondria
- Regulates insulin sensitivity and metabolic homeostasis
- Counteracts insulin resistance - a critical feature of type-2 diabetes
- Prevents obesity in mice on a high fat diet

Article response:

- Time (online), BioCentury, Popular Science, Daily Mail, etc.,
- Top 2% of all Cell Metabolism articles ranked by attention
- UK, India-Asia, Argentina
- Twitter, Facebook

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49 COHBAR, INC. • I deal facility for early - stage companies • Located close to Stanford and Silicon Valley biotech companies • Initial 1500 square feet with space for expansion as needed • Fully outfitting with equipment • Pasadena lab relocated New CohBar Menlo Park Lab

50 COHBAR, INC. To b uild a multi - product company based on our expertise in MDP biology that, discovers , develops and commercializes first - and best - in - class mitochondria - based therapeutics (MBTs) for diseases with large unmet medical needs: • Maintain our first mover advantage in MDP discovery and MBT therapeutics • Exploit our MDP discoveries to date by advancing research and development and expanding our pipeline of MBT’s • Hire additional experienced scientists with proven track records to lead internal MBT development and management of external R&D collaborations and CRO relationships • Expand our intellectual property portfolio of patents and licenses • Leverage relationships with academic partners and contract research organizations (CROs) • Develop strategic partnerships with larger pharmaceutical companies to support our research programs, future development and commercialization efforts CohBar Strategy

51 COHBAR, INC. Projected Development Timeline and Milestones

52 COHBAR, INC. • Annual shareholder meeting on June 9, 2015 – virtual • 2 nd Quarter Investor call, TBA Upcoming Shareholder Events

53 COHBAR, INC. Questions?

54 COHBAR, INC. Meeting with Investors Vancouver, B.C. April 8, 2015